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Annual Report
October 31, 2002

MuniYield
Quality
Fund, Inc.

www.mlim.ml.com

                          MUNIYIELD QUALITY FUND, INC.

The Benefits and
Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                  MuniYield Quality Fund, Inc., October 31, 2002

DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield Quality Fund, Inc. earned $.916 per share income dividends, which included earned and unpaid dividends of $.079. This represents a net annualized yield of 6.01%, based on a year-end net asset value of $15.19 per share. During the same period, the total investment return of the Fund's Common Stock was +6.12%, based on a change in per share net asset value from $15.27 to $15.19, and assuming reinvestment of $.913 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.63%, based on a change in per share net asset value from $14.85 to $15.19, and assuming reinvestment of $.459 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.26% for Series A, 1.32% for Series B, 1.47% for Series C and 1.38% for Series D.

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.


                                     2 & 3

                                  MuniYield Quality Fund, Inc., October 31, 2002

Portfolio Strategy

We maintained our fully invested market position and relatively strong credit profile throughout the six-month period ended October 31, 2002. The Fund also remained somewhat defensively structured being primarily invested in premium coupon issues and intermediate maturities. New purchases were focused on premium coupon bonds in the 20-year - 25-year maturity area. We focused on these maturities because they offered approximately 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. Because of the exceptional steepness of the municipal bond curve, purchases of shorter maturity bonds required a significant yield sacrifice. We adopted this strategy in recognition of relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the U.S. economy is still facing considerable uncertainty. Additionally, international economic weakness has contributed to the headwind facing the U.S. economy. Consequently, we expect to retain our market position, as we have maintained our fully invested status throughout the period in an effort to enhance shareholder income. At October 31, 2002, 97.4% of the Fund's assets were invested in securities rated A or better by at least one of the major bond rating agencies including more than 80% that were invested in securities insured by AAA-rated municipal bond issuers. Looking ahead, we expect to remain essentially fully invested and to retain our relatively high credit quality profile. We will continue to seek opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year to 25-year maturity range.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained at very low levels, approximately 1.5%. These attractive borrowing levels, in combination with a steep tax-exempt yield curve, have generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect our short-term borrowing costs to remain at attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

November 27, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

-------------------------------------------------------------------------------
                                                     Payable          Ordinary
                                                       Date            Income
-------------------------------------------------------------------------------
Common Stock Shareholders                           12/28/2001        $0.005193
-------------------------------------------------------------------------------
Preferred Stock Shareholders:     Series A          12/04/2001        $5.22
                                  ---------------------------------------------
                                  Series B          12/11/2001        $4.85
                                  ---------------------------------------------
                                  Series C          12/14/2001        $5.09
                                  ---------------------------------------------
                                  Series D          12/07/2001        $4.85
-------------------------------------------------------------------------------

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                     4 & 5

                                  MuniYield Quality Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's    Face
STATE                 Ratings+  Ratings+  Amount   Issue                                                                      Value
====================================================================================================================================
Alaska--0.5%             AAA      Aaa    $ 2,100   Alaska State International Airports Revenue Bonds, Series B, 5.75%
                                                   due 10/01/2019 (a)                                                        $ 2,308
====================================================================================================================================
Arizona--2.1%            AAA      NR*      2,345   Maricopa County, Arizona, Public Finance Corporation, Lease Revenue
                                                   Bonds, RIB, Series 511X, 8.84% due 7/01/2014 (a)(j)                         2,866
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,000   Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems), Series A,
                                                   5.875% due 1/01/2014 (h)                                                    2,247
                         -----------------------------------------------------------------------------------------------------------
                         AA+      NR*      3,250   Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 12.80%
                                                   due 7/01/2008 (j)                                                           4,729
====================================================================================================================================
California--0.5%         AAA      Aaa      2,175   San Diego, California, Unified School District, Election 1998, GO,
                                                   Series D, 5.25% due 7/01/2024 (d)                                           2,264
====================================================================================================================================
Colorado--18.1%                                    Colorado Health Facilities Authority Revenue Bonds, Series A:
                         AA       Aa2      2,475     (Catholic Health Initiatives), 5.50% due 3/01/2032                        2,480
                         AA       NR*      1,600     (Covenant Retirement Communities), 5.50% due 12/01/2027 (l)               1,617
                         -----------------------------------------------------------------------------------------------------------
                                                   Colorado Housing and Finance Authority Revenue Bonds (S/F Program) (h):
                         AAA      NR*      1,640     AMT, Series B-2, 6.80% due 4/01/2030                                      1,744
                         AAA      NR*      4,505     Series B-3, 6.55% due 10/01/2016                                          4,790
                         AAA      NR*      3,130     Series B-3, 6.50% due 10/01/2029                                          3,326
                         -----------------------------------------------------------------------------------------------------------
                                                   Colorado Housing and Finance Authority, Revenue Refunding Bonds:
                         AAA      Aaa     10,400     AMT, Series A-2, 6.60% due 5/01/2028 (a)                                 11,425
                         AAA      NR*      3,075     AMT, Series C-2, 7.05% due 4/01/2031 (e)(h)                               3,284
                         AAA      Aaa      6,410     AMT, Series C-2, 7.25% due 10/01/2031 (a)                                 7,171
                         AAA      Aaa      2,000     AMT, Series E-2, 7% due 2/01/2030 (h)                                     2,254
                         AAA      Aaa      3,000     (S/F Program), AMT, Series B-2, 6.80% due 2/01/2031 (h)                   3,388
                         AAA      NR*      1,965     (S/F Program), AMT, Series C-2, 8.40% due 10/01/2021 (e)(h)               2,109
                         AAA      NR*      1,815     Series C-3, 7.15% due 10/01/2030 (e)(h)                                   1,946
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      8,500   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                   Series D, 7.75% due 11/15/2013 (h)                                         10,697
                         -----------------------------------------------------------------------------------------------------------
                                                   Denver, Colorado, City and County, COP, Series B (a):
                         AAA      Aaa      6,405     5.75% due 12/01/2018                                                      7,074
                         AAA      Aaa     14,590     5.50% due 12/01/2025                                                     15,323
                         -----------------------------------------------------------------------------------------------------------
                                                   Longmont, Colorado, Sales and Use Tax Revenue Bonds (d):
                         AAA      NR*      2,280     5.70% due 11/15/2018                                                      2,490
                         AAA      NR*      2,200     5.75% due 11/15/2019                                                      2,395
====================================================================================================================================
District of Columbia--   AAA      Aaa      6,000   District of Columbia, GO, Refunding, DRIVERS, Series 152, 8.82%
2.1%                                               due 6/01/2013 (f)(j)                                                        7,224
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,500   District of Columbia, Revenue Refunding Bonds (Catholic University of
                                                   America Project), 5.625% due 10/01/2029 (a)                                 2,626
====================================================================================================================================
Florida--0.5%            AA       NR*      2,240   Beacon Tradeport Community Development District, Florida, Special
                                                   Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                                   5.625% due 5/01/2032 (l)                                                    2,341
====================================================================================================================================
Georgia--1.7%            AAA      Aaa      2,000   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                                   5.60% due 1/01/2030 (d)                                                     2,105
                         -----------------------------------------------------------------------------------------------------------
                         A        A3       4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                   (Oglethorpe Power Corporation--Scherer), Series A, 6.80% due 1/01/2011      5,645
====================================================================================================================================
Hawaii--0.5%             AAA      Aaa      2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                        2,119
====================================================================================================================================
Illinois--14.2%          NR*      Aaa      5,000   Chicago, Illinois, Board of Education, GO, RIB, Series 467, 9.34%
                                                   due 12/01/2027 (a)(j)                                                       5,740
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      5,000   Chicago, Illinois, GO (Lakefront Millennium Parking Facilities), 5.125%
                                                   due 1/01/2028 (h)                                                           5,030
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      6,835   Chicago, Illinois, O'Hare International Airport, Revenue Refunding Bonds,
                                                   DRIVERS, AMT, Series 250, 9.28% due 1/01/2021 (h)(j)                        7,694
                         -----------------------------------------------------------------------------------------------------------
                                                   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT (g):
                         AAA      Aaa        625     Series B, 4% due 10/01/2033                                                 662
                         AAA      Aaa      1,865     Series C, 7% due 3/01/2032 (h)                                            2,034
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      6,200   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                   due 11/15/2026 (a)                                                          6,522
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,130   Illinois Development Finance Authority Revenue Bonds (Presbyterian Home
                                                   Lake Project), Series B, 6.25% due 9/01/2017 (f)                            2,371
                         -----------------------------------------------------------------------------------------------------------
                                                   Illinois State, GO, First Series:
                         AAA      Aaa      1,000     5.50% due 2/01/2018 (d)                                                   1,082
                         AAA      NR*     10,000     5.50% due 8/01/2018 (f)                                                  10,708
                         AAA      Aaa      3,000     5.625% due 6/01/2025 (h)                                                  3,156
                         -----------------------------------------------------------------------------------------------------------
                         NR*      A1       3,750   Illinois Student Assistance Commission, Student Loan Revenue Refunding
                                                   Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                             3,830
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      5,295   Kane and De Kalb Counties, Illinois, Community Unity School District
                                                   Number 302, GO, 5.80% due 2/01/2022 (d)                                     5,839
                         -----------------------------------------------------------------------------------------------------------
                                                   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                   Tax Revenue Refunding Bonds:
                         AAA      Aaa      7,000     (McCormick Place Expansion Project), 5.50% due 12/15/2024 (d)             7,321
                         AAA      Aaa      3,500     (McCormick Place Expansion), Series B, 5.75% due 6/15/2023 (h)            3,818
====================================================================================================================================
Indiana--6.3%                                      De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                   (Mini-Mill), Series A (a):
                         AAA      NR*      3,000     6.50% due 1/15/2014                                                       3,322
                         AAA      NR*      3,220     6.625% due 1/15/2017                                                      3,564
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      2,500   Indiana Bond Bank Revenue Bonds, Guarantee State Revolver, 6.875%
                                                   due 2/01/2012 (a)                                                           2,790
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,000   Indiana State Office Building Commission Revenue Bonds (Correction
                                                   Facilities Program), Series A, 5.50% due 7/01/2020 (a)                      2,098
                         -----------------------------------------------------------------------------------------------------------
                         BBB      Baa2     8,800   Indianapolis, Indiana, Airport Authority, Special Facilities Revenue
                                                   Bonds (Federal Express Corporation Project), AMT, 7.10% due 1/15/2017       9,376
                         -----------------------------------------------------------------------------------------------------------
                         AA       NR*      7,500   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                   Refunding Bonds, Series D, 6.75% due 2/01/2020                              7,736
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family

                                  MuniYield Quality Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's    Face
STATE                 Ratings+  Ratings+  Amount   Issue                                                                      Value
====================================================================================================================================
Kansas--1.4%                                       Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                         AAA      NR*    $ 1,140     6.375% due 9/01/2004 (i)                                                $ 1,257
                         AAA      Aaa      2,360     6.375% due 9/01/2023                                                      2,578
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      2,550   Kansas State Development Finance Authority Revenue Bonds (Public Water
                                                   Supply Revolving Loan), Series 2, 5.75% due 4/01/2016 (a)                   2,843
====================================================================================================================================
Kentucky--3.4%           AAA      Aaa      2,715   Kentucky Housing Corporation, Housing Revenue Bonds, AMT, Series B,
                                                   6.625% due 7/01/2026 (e)(h)                                                 2,836
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      6,570   Lexington--Fayette Urban County Government, Kentucky, Governmental
                                                   Program Revenue Bonds (University of Kentucky Alumni Association Inc.
                                                   Project), 6.75% due 11/01/2004 (h)(i)                                       7,343
                         -----------------------------------------------------------------------------------------------------------
                         BBB      Baa2     5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                   (TJ International Project), AMT, 7% due 6/01/2024                           5,477
====================================================================================================================================
Louisiana--2.3%          AAA      Aaa      9,000   Louisiana Local Government, Environmental Facilities, Community
                                                   Development Authority Revenue Bonds (Capital Projects and Equipment
                                                   Acquisition), Series A, 6.30% due 7/01/2030 (a)                            10,645
====================================================================================================================================
Massachusetts--3.9%                                Massachusetts Bay, Massachusetts, Transportation Authority, General
                                                   Transportation System Revenue Refunding Bonds, Series A (h):
                         AAA      Aaa      3,730     7% due 3/01/2011                                                          4,618
                         AAA      Aaa      3,550     7% due 3/01/2014                                                          4,490
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      1,000   Massachusetts State, GO, Refunding, Consolidated Loan, Series D, 5.375%
                                                   due 8/01/2022 (h)                                                           1,046
                         -----------------------------------------------------------------------------------------------------------
                                                   Massachusetts State, HFA, S/F Housing Revenue Bonds (h):
                         AAA      Aaa      2,330     6.35% due 6/01/2017                                                       2,456
                         AAA      Aaa      1,975     Series 37, 6.35% due 6/01/2017                                            2,082
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aa3      2,500   Massachusetts State, Revenue Bonds, RIB, Series 420, 9.32% due
                                                   12/15/2014 (j)                                                              3,142
====================================================================================================================================
Michigan--3.6%                                     Detroit, Michigan, City School District, GO, Series A (f):
                         AAA      Aaa      4,000     5.50% due 5/01/2019                                                       4,294
                         AAA      Aaa      3,625     5.50% due 5/01/2020                                                       3,859
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      3,040   Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                                   Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)                3,073
                         -----------------------------------------------------------------------------------------------------------
                         AA       Aa2      2,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                   (Ascension Health Credit), Series A, 6.125% due 11/15/2026                  2,108
                         -----------------------------------------------------------------------------------------------------------
                         A-       A3       3,300   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                                   (Detroit Edison Company Pollution Control), AMT, Series C, 5.65%
                                                   due 9/01/2029                                                               3,354
====================================================================================================================================
Minnesota--0.3%          AAA      Aaa      1,500   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission,
                                                   Airport Revenue Bonds, AMT, Series B, 5.625% due 1/01/2018 (d)              1,581
====================================================================================================================================
Mississippi--0.7%        AAA      Aaa      2,915   Mississippi Home Corporation, S/F Revenue Refunding Bonds, AMT, Series I,
                                                   7.375% due 6/01/2028 (g)(h)                                                 3,214
====================================================================================================================================
Missouri--1.4%                                     Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                   Bonds (h):
                         AAA      Aaa      1,585     (Homeowner Loan), AMT, Series B-1, 7.45% due 9/01/2031                    1,734
                         AAA      Aaa      1,235     Series C-1, 6.55% due 9/01/2028                                           1,334
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,140   Saint Joseph, Missouri, School District, GO (Missouri Direct Deposit
                                                   Program), 5.75% due 3/01/2017 (f)                                           3,465
====================================================================================================================================
Nevada--2.1%             AAA      Aaa      3,000   Clark County, Nevada, Passenger Facility Charge Revenue Bonds
                                                   (Las Vegas/MaCarran International Airport), AMT, Series A, 5.50%
                                                   due 7/01/2025 (h)                                                           3,064
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      5,710   Washoe County, Nevada, School District, GO, 5.875% due 12/01/2009 (f)(i)    6,651
====================================================================================================================================
New Hampshire--          AAA      Aaa     10,000   New Hampshire Health and Education Facilities Authority Revenue Bonds
3.5%                                               (Dartmouth--Hitchcock Obligation Group), 5.50% due 8/01/2027 (f)           10,513
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      5,000   New Hampshire State Business Finance Authority, PCR, Refunding (Public
                                                   Service Company), AMT, Series D, 6% due 5/01/2021 (h)                       5,453
====================================================================================================================================
New Jersey--2.1%         AAA      Aaa      6,740   New Jersey State Transportation Trust Fund Authority, Transportation
                                                   System Revenue Refunding Bonds, Series B, 6% due 12/15/2017 (h)             7,734
                         -----------------------------------------------------------------------------------------------------------
                         A        A1       2,000   Tobacco Settlement Financing Corporation, New Jersey, Asset Backed
                                                   Revenue Refunding Bonds, 6.125% due 6/01/2042                               1,918
====================================================================================================================================
New Mexico--0.8%         AAA      Aaa      3,500   University of New Mexico, University Revenue Bonds, Sub-Lien, Series A,
                                                   5.75% due 6/01/2020 (h)                                                     3,856
====================================================================================================================================
New York--12.5%          AAA      Aaa      8,085   New York City, New York, City Municipal Water Finance Authority, Water
                                                   and Sewer System Revenue Bonds, RITR, Series FR-6, 9.945%
                                                   due 6/15/2026 (h)(j)                                                        9,512
                         -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO:
                         AAA      A2       3,500     DRIVERS, Series 194, 9.34% due 2/01/2015 (f)(j)                           4,161
                         A        Aaa      6,920     RIB, Series 394, 9.873% due 8/01/2016 (h)(j)                              8,815
                         AAA      Aaa      5,000     Series B, 5.875% due 8/15/2013                                            5,595
                         AAA      Aaa      9,055     Series F, 5.75% due 2/01/2019 (b)                                         9,791
                         AAA      Aaa      1,495     Series I, 6.25% due 4/15/2017                                             1,701
                         -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO, Refunding:
                         AAA      A2       5,000     Series E, 6.50% due 2/15/2006 (b)                                         5,609
                         AAA      Aaa      9,325     Series G, 5.75% due 2/01/2017 (f)                                        10,143
                         AAA      Aaa      2,315     Series J, 6% due 8/01/2017 (b)                                            2,560
====================================================================================================================================
North Carolina--                                   Iredell County, North Carolina, Public Facilities, Corporate Installment
0.8%                                               Payment Revenue Bonds (School Projects) (a):
                         NR*      Aaa      2,180     6% due 6/01/2014                                                          2,504
                         NR*      Aaa      1,000     6% due 6/01/2017                                                          1,137
====================================================================================================================================
Ohio--0.5%               AA       NR*      2,000   Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated Health
                                                   System--Jackson Hospital), 6.125% due 10/01/2020                            2,182
====================================================================================================================================
Oklahoma--0.8%                                     Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds
                                                   (Tulsa International Airport), AMT (d):
                         AAA      Aaa      1,250     Series A, 6% due 6/01/2020                                                1,427
                         AAA      Aaa      1,000     Series B, 6% due 6/01/2019                                                1,079
                         AAA      Aaa      1,000     Series B, 6.125% due 6/01/2026                                            1,083
====================================================================================================================================
Oregon--2.1%             NR*      Aaa      7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.27%
                                                   due 8/01/2020 (d)(j)                                                        9,642
====================================================================================================================================


                                     8 & 9

                                  MuniYield Quality Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's    Face
STATE                 Ratings+  Ratings+  Amount   Issue                                                                      Value
====================================================================================================================================
Pennsylvania--4.4%       AAA      Aaa    $ 2,000   Allegheny County, Pennsylvania, Port Authority, Special Transportation
                                                   Revenue Bonds, 6% due 3/01/2009 (h)(i)                                    $ 2,333
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      6,250   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease
                                                   Revenue Bonds, Series B, 5.50% due 10/01/2021 (f)                           6,617
                         -----------------------------------------------------------------------------------------------------------
                                                   Philadelphia, Pennsylvania, School District, GO, Series B (d):
                         AAA      Aaa      1,500     5.625% due 8/01/2020                                                      1,618
                         AAA      Aaa      3,670     5.625% due 8/01/2021                                                      3,927
                         AAA      Aaa      2,000     5.625% due 8/01/2022                                                      2,127
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,000   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds
                                                   (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)          3,464
====================================================================================================================================
Rhode Island--0.6%       AAA      Aaa      2,500   Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)             2,729
====================================================================================================================================
South Carolina--5.4%     AAA      NR*     10,000   Fairfield County, South Carolina, PCR (South Carolina Electric and Gas),
                                                   6.20% due 9/01/2014 (h)                                                    10,338
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,200   Richland County, South Carolina, School District Number 001, GO, 5.75%
                                                   due 3/01/2015 (f)                                                           2,444
                         -----------------------------------------------------------------------------------------------------------
                         AA       NR*      4,500   South Carolina Educational Facilities Authority for Private Nonprofit
                                                   Institutions Revenue Bonds (The Benedict College), 5.625%
                                                   due 7/01/2031 (l)                                                           4,685
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      3,045   South Carolina State Public Service Authority, Revenue Refunding Bonds,
                                                   DRIVERS, Series 277, 9.32% due 1/01/2022 (h)(j)                             3,542
                         -----------------------------------------------------------------------------------------------------------
                         NR*      A1       3,800   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                   Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                      4,146
====================================================================================================================================
Tennessee--6.2%          AAA      Aaa     17,000   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                   Redevelopment Corporation), 5.875% due 10/01/2024 (a)                      18,436
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      5,000   Memphis--Shelby County, Tennessee, Airport Authority, Airport Revenue
                                                   Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                               5,524
                         -----------------------------------------------------------------------------------------------------------
                                                   Tennessee HDA, Homeownership Revenue Bonds, AMT, Series 2-C (a):
                         AAA      Aaa      2,075     6.10% due 7/01/2013                                                       2,223
                         AAA      Aa2      2,390     6.20% due 7/01/2015                                                       2,572
====================================================================================================================================
Texas--17.6%                                       Austin, Texas, Convention Center Revenue Bonds (Convention
                                                   Enterprises Inc.), Trust Certificates, Second Tier, Series B:
                         A+       Aa3      5,000     6% due 1/01/2023                                                          5,256
                         A+       Aa3      2,400     5.75% due 1/01/2032                                                       2,461
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      1,000   Bell County, Texas, Health Facilities Development Revenue Bonds
                                                   (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)              1,231
                         -----------------------------------------------------------------------------------------------------------
                                                   Dallas-Fort Worth, Texas, International Airport Revenue Refunding and
                                                   Improvement Bonds, AMT, Series A (d):
                         AAA      Aaa      1,835     5.875% due 11/01/2017                                                     1,998
                         AAA      Aaa      2,145     5.875% due 11/01/2018                                                     2,323
                         AAA      Aaa      2,385     5.875% due 11/01/2019                                                     2,574
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      5,235   Denton, Texas, Utility System Revenue Bonds, RIB, Series 369, 9.79%
                                                   due 12/01/2017 (f)(j)                                                       6,684
                         -----------------------------------------------------------------------------------------------------------
                                                   Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                                   Revenue Bonds (Good Shepherd Medical Center Project):
                         AA       Baa2     6,000     6.875% due 10/01/2020                                                     6,913
                         AA       Baa2     2,600     6.375% due 10/01/2025                                                     2,869
                         -----------------------------------------------------------------------------------------------------------
                                                   Harris County, Houston, Texas, Sports Authority, Revenue Refunding Bonds,
                                                   Senior Lien, Series G (h):
                         AAA      Aaa      2,670     5.75% due 11/15/2019                                                      2,934
                         AAA      Aaa      4,000     5.75% due 11/15/2020                                                      4,374
                         -----------------------------------------------------------------------------------------------------------
                                                   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien:
                         AAA      Aaa      1,500     AMT, Series A, 5.50% due 7/01/2023                                        1,544
                         AAA      Aaa      1,200     Series B, 5.50% due 7/01/2030 (f)                                         1,246
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa     15,000   Houston, Texas, Water and Sewer System, Revenue Refunding Bonds, Junior
                                                   Lien, Series A, 5.32%** due 12/01/2021 (f)                                  5,467
                         -----------------------------------------------------------------------------------------------------------
                         AA       NR*      2,800   Sam Rayburn, Texas, Municipal Power Agency, Revenue Refunding Bonds,
                                                   5.75% due 10/01/2021                                                        2,949
                         -----------------------------------------------------------------------------------------------------------
                                                   San Antonio, Texas, Airport System Improvement Revenue Bonds, AMT (d):
                         AAA      Aaa      2,010     5.75% due 7/01/2016                                                       2,184
                         AAA      Aaa      3,000     5.75% due 7/01/2017                                                       3,235
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,200   San Benito, Texas, Consolidated Independent School District, GO, 5.75%
                                                   due 2/15/2016 (h)                                                           3,546
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      7,200   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                                   Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)                        7,775
                         -----------------------------------------------------------------------------------------------------------
                                                   Travis County, Texas, Health Facilities Development Corporation, Revenue
                                                   Refunding Bonds (Ascension Health Credit), Series A:
                         AAA      Aaa      4,600     6.25% due 11/15/2014 (h)                                                  5,326
                         AAA      Aaa      8,000     5.875% due 11/15/2024 (a)                                                 8,561
====================================================================================================================================
Utah--4.2%               AAA      Aaa     15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                   (IHC Hospitals Inc.), 6.30% due 2/15/2015 (h)(k)                           17,951
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      1,500   Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program),
                                                   Series A, 5.70% due 10/01/2020 (a)                                          1,618
====================================================================================================================================
Virginia--1.5%           AAA      Aaa      6,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds,
                                                   AMT, Series A, 6.05% due 2/01/2009 (a)                                      6,784
====================================================================================================================================
Washington--11.2%        AAA      NR*     10,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS, Series 242,
                                                   9.31% due 7/01/2017 (h)(j)                                                 12,139
                         -----------------------------------------------------------------------------------------------------------
                                                   Energy Northwest, Washington, Electric Revenue Refunding Bonds (Columbia
                                                   Generating):
                         AAA      Aaa      2,550     Series A, 5.75% due 7/01/2018 (h)                                         2,808
                         AAA      Aaa      2,675     Series B, 6% due 7/01/2018 (a)                                            3,011
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,835   King County, Washington, Sewer Revenue Refunding Bonds, Series B, 5.50%
                                                   due 1/01/2027                                                               2,957
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      5,000   Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                                   Series 512X, 9.32% due 1/01/2017 (f)(j)                                     5,955
                         -----------------------------------------------------------------------------------------------------------
                                                   Washington State, GO (f):
                         AAA      Aaa      7,500     Series A and AT-6, 6.25% due 2/01/2011                                    8,860
                         AAA      Aaa      9,000     Series S-4, 5.75% due 1/01/2013                                          10,097
                         -----------------------------------------------------------------------------------------------------------
                                                   Washington State, Various Purpose, GO (f):
                         AAA      NR*      3,595     Series A, 5.625% due 7/01/2021                                            3,812
                         AAA      Aaa      2,000     Series C, 5.25% due 01/01/2026                                            2,047
====================================================================================================================================


                                    10 & 11

                                  MuniYield Quality Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's    Face
   STATE              Ratings+  Ratings+  Amount   Issue                                                                     Value
====================================================================================================================================
Wisconsin--0.2%          NR*      Aaa    $ 1,000   Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT, Series A,
                                                   5.75% due 12/01/2025 (d)                                                $  1,053
====================================================================================================================================
Puerto Rico--0.7%        AAA      Aaa      2,435   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                                   Receipts, Class R, Series 16 HH, 9.308% due 7/01/2013 (f)(j)               3,225
====================================================================================================================================
                                                   Total Municipal Bonds (Cost--$607,162)--140.7%                           650,131
====================================================================================================================================

                                          Shares
                                           Held    Common Stock
====================================================================================================================================
                                           1,790   Merrill Lynch Institutional Tax-Exempt Fund++                              1,790
====================================================================================================================================
                                                   Total Common Stock (Cost--$1,790)--0.4%                                    1,790
====================================================================================================================================
                         Total Investments (Cost--$608,952)--141.1%                                                         651,921

                         Variation Margin on Financial Futures Contracts***--(0.1%)                                            (236)

                         Other Assets Less Liabilities--2.3%                                                                 10,485

                         Preferred Stock, at Redemption Value--(43.3%)                                                     (200,014)
                                                                                                                           --------
                         Net Assets Applicable to Common Stock--100.0%                                                     $462,156
                                                                                                                           ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   FNMA/GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
(l)   Radian Insured.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of October 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                      Expiration
      Contracts             Issue                       Date              Value
      --------------------------------------------------------------------------
         520         U.S. Treasury Bonds            December 2002        $59,654
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$58,183)                                    $59,654
                                                                         =======
      --------------------------------------------------------------------------
  +   Ratings of issues shown are unaudited.
 ++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                            Net Share         Net       Dividend
      Affiliate                             Activity         Cost        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                         1,790         $1,790        $20
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ........................................................        86.6%
AA/Aa ..........................................................         7.9
A/A ............................................................         2.9
BBB/Baa ........................................................         2.3
NR (Not Rated) .................................................         0.3
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

                       As of October 31, 2002
====================================================================================================================================
Assets:                Investments, at value (identified cost--$608,952,210) .........................                  $651,920,669
                       Cash ..........................................................................                       134,359
                       Receivables:
                         Interest ....................................................................  $   12,032,707
                         Securities sold .............................................................       2,994,357    15,027,064
                                                                                                        --------------
                       Prepaid expenses ..............................................................                        36,196
                                                                                                                        ------------
                       Total assets ..................................................................                   667,118,288
                                                                                                                        ------------
====================================================================================================================================
Liabilities:           Payables:
                         Securities purchased ........................................................       4,011,911
                         Dividends to Common Stock shareholders ......................................         353,736
                         Investment adviser ..........................................................         292,226
                         Variation margin ............................................................         235,625     4,893,498
                                                                                                        --------------
                       Accrued expenses ..............................................................                        54,609
                                                                                                                        ------------
                       Total liabilities .............................................................                     4,948,107
                                                                                                                        ------------
====================================================================================================================================
Preferred Stock:       Preferred Stock, at redemption value, par value $.05 per share (2,000 Series A shares, 2,000 Series B shares, 2,000 Series C shares and 2,000 Series D shares
                       of AMPS* issued and outstanding at $25,000 per share liquidation preference) ..                   200,014,380
                                                                                                                        ------------
====================================================================================================================================
Net Assets Applicable  Net assets applicable to Common Stock .........................................                  $462,155,801
To Common Stock:                                                                                                        ============
====================================================================================================================================
Analysis of Net        Common Stock, par value $.10 per share (30,425,258 shares issued and
Assets Applicable      outstanding) ..................................................................                  $  3,042,526
To Common Stock:       Paid-in capital in excess of par ..............................................                   423,867,385
                       Undistributed investment income--net ..........................................  $    6,221,436
                       Accumulated realized capital losses on investments--net .......................     (12,473,380)
                       Unrealized appreciation on investments--net ...................................      41,497,834
                                                                                                        --------------
                       Total accumulated earnings--net ...............................................                    35,245,890
                                                                                                                        ------------
                       Total--Equivalent to $15.19 net asset value per share of Common Stock
                       (market price--$13.74) ........................................................                  $462,155,801
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                                  MuniYield Quality Fund, Inc., October 31, 2002

STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 2002
===================================================================================================================================
Investment               Interest .................................................................                    $ 36,550,384
Income:                  Dividends ................................................................                          20,101
                                                                                                                       ------------
                         Total income .............................................................                      36,570,485
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Investment advisory fees .................................................    $ 3,286,243
                         Commission fees ..........................................................        506,440
                         Accounting services ......................................................        216,312
                         Transfer agent fees ......................................................         93,566
                         Professional fees ........................................................         87,755
                         Directors' fees and expenses .............................................         37,527
                         Printing and shareholder reports .........................................         37,163
                         Custodian fees ...........................................................         32,566
                         Listing fees .............................................................         28,293
                         Pricing fees .............................................................         24,646
                         Other ....................................................................         47,953
                                                                                                       -----------
                         Total expenses before reimbursement ......................................      4,398,464
                         Reimbursement of expenses ................................................         (3,065)
                                                                                                       -----------
                         Total expenses after reimbursement .......................................                       4,395,399
                                                                                                                       ------------
                         Investment income--net ...................................................                      32,175,086
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized    Realized loss on investments--net ........................................                      (2,864,003)
Loss on                  Change in unrealized appreciation/depreciation on investments--net .......                        (910,451)
Investments--Net:                                                                                                      ------------
                         Total realized and unrealized loss on investments--net ...................                      (3,774,454)
                                                                                                                       ------------
===================================================================================================================================
Dividends &              Investment income--net ...................................................                      (2,790,340)
Distributions to         Realized gain on investments--net ........................................                         (40,020)
Preferred Stock                                                                                                        ------------
Shareholders:            Total dividends and distributions to Preferred Stock shareholders ........                      (2,830,360)
                                                                                                                       ------------
                         Net Increase in Net Assets Resulting from Operations .....................                    $ 25,570,272
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                            Ended October 31,
                                                                                                     ------------------------------
                         Increase (Decrease) in Net Assets:                                                2002            2001+
===================================================================================================================================
Operations:              Investment income--net .................................................    $  32,175,086    $  32,327,769
                         Realized gain (loss) on investments--net ...............................       (2,864,003)       8,352,760
                         Change in unrealized appreciation/depreciation on investments--net .....         (910,451)      24,382,848
                         Dividends and distributions to Preferred Stock shareholders ............       (2,830,360)      (6,534,340)
                                                                                                     -------------    -------------
                         Net increase in net assets resulting from operations ...................       25,570,272       58,529,037
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends &              Investment income--net .................................................      (27,778,261)     (25,478,111)
Distributions to         Realized gain on investments--net ......................................         (157,998)              --
Common Stock                                                                                         -------------    -------------
Shareholders:            Net decrease in net assets resulting from dividends and distributions to
                         Common Stock shareholders ..............................................      (27,936,259)     (25,478,111)
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets Applicable    Total increase (decrease) in net assets applicable to Common Stock .....       (2,365,987)      33,050,926
To Common Stock:         Beginning of year ......................................................      464,521,788      431,470,862
                                                                                                     -------------    -------------
                         End of year* ...........................................................    $ 462,155,801    $ 464,521,788
                                                                                                     =============    =============
===================================================================================================================================
                        *Undistributed investment income--net ..................................     $   6,221,436    $   4,382,001
                                                                                                     =============    =============
===================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    14 & 15

                                  MuniYield Quality Fund, Inc., October 31, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial
                     statements.                                                          For the Year Ended October 31,
                                                                           --------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                  2002        2001        2000        1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year .................  $   15.27   $   14.18   $   13.54   $   15.58  $   15.17
Operating                                                                  ---------   ---------   ---------   ---------  ---------
Performance:+        Investment income--net .............................       1.06        1.06        1.07        1.07       1.12
                     Realized and unrealized gain (loss) on
                     investments--net ...................................       (.13)       1.08         .66       (2.04)       .40
                     Dividends and distributions to Preferred Stock
                     shareholders:
                       Investment income--net ...........................       (.09)       (.21)       (.27)       (.21)      (.23)
                       Realized gain on investments--net ................       --++          --          --          --         --
                                                                           ---------   ---------   ---------   ---------  ---------
                     Total from investment operations ...................        .84        1.93        1.46       (1.18)      1.29
                                                                           ---------   ---------   ---------   ---------  ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................       (.91)       (.84)       (.82)       (.86)      (.88)
                       Realized gain on investments--net ................       (.01)         --          --          --         --
                                                                           ---------   ---------   ---------   ---------  ---------
                     Total dividends and distributions to Common Stock
                     shareholders .......................................       (.92)       (.84)       (.82)       (.86)      (.88)
                                                                           ---------   ---------   ---------   ---------  ---------
                     Net asset value, end of year .......................  $   15.19   $   15.27   $   14.18   $   13.54  $   15.58
                                                                           =========   =========   =========   =========  =========
                     Market price per share, end of year ................  $   13.74   $   14.24   $ 12.0625   $ 12.0625  $ 15.5625
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================
Total Investment     Based on market price per share ....................      2.94%      25.47%       7.03%     (17.61%)    14.33%
Return:*                                                                   =========   =========   =========   =========  =========
                     Based on net asset value per share .................      6.12%      14.46%      12.09%      (7.62%)     8.93%
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================
Ratios Based on      Total expenses** ...................................       .96%        .98%        .99%        .95%       .91%
Average Net Assets                                                         =========   =========   =========   =========  =========
Of Common Stock:     Total investment income--net** .....................      7.03%       7.18%       7.74%       7.17%      7.30%
                                                                           =========   =========   =========   =========  =========
                     Amount of dividends to Preferred Stock shareholders        .61%       1.45%       1.94%       1.41%      1.50%
                                                                           =========   =========   =========   =========  =========
                     Investment income--net, to Common Stock shareholders      6.42%       5.73%       5.81%       5.76%      5.80%
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================
Ratios Based on      Total expenses .....................................       .67%        .68%        .67%        .66%       .64%
Average Net Assets                                                         =========   =========   =========   =========  =========
Of Common &          Total investment income--net .......................      4.89%       4.97%       5.23%       4.99%      5.12%
Preferred Stock:**                                                         =========   =========   =========   =========  =========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........      1.40%       3.27%       4.03%       3.21%      3.51%
Average Net Assets                                                         =========   =========   =========   =========  =========
of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets applicable to Common Stock, end of year
Data:                (in thousands) .....................................  $ 462,156   $ 464,522   $ 431,471   $ 411,883  $ 473,898
                                                                           =========   =========   =========   =========  =========
                     Preferred Stock outstanding, end of year
                     (in thousands) .....................................  $ 200,000   $ 200,000   $ 200,000   $ 200,000  $ 200,000
                                                                           =========   =========   =========   =========  =========
                     Portfolio turnover .................................     46.29%      89.58%      51.19%      91.78%     42.95%
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................  $   3,311   $   3,323   $   3,157   $   3,059  $   3,369
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net ...................  $     370   $     852   $   1,024   $     824  $     961
On Preferred Stock                                                         =========   =========   =========   =========  =========
Outstanding:         Series B--Investment income--net ...................  $     337   $     792   $   1,015   $     779  $     879
                                                                           =========   =========   =========   =========  =========
                     Series C--Investment income--net ...................  $     349   $     832   $     999   $     809  $     815
                                                                           =========   =========   =========   =========  =========
                     Series D--Investment income--net ...................  $     339   $     791   $   1,002   $     787  $     856
                                                                           =========   =========   =========   =========  =========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 + Certain prior year amounts have been reclassified to conform to current year presentation.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                                  MuniYield Quality Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $45,653 increase in cost of securities (which, in turn, results in a corresponding $45,653 decrease in net unrealized appreciation and a corresponding $45,653 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $12,411, decrease net unrealized appreciation by $27,826 and increase net realized capital losses by $30,238. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS") -- In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $187,297 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $3,065.

For the year ended October 31, 2002, the Fund reimbursed FAM $23,178 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $296,686,973 and $299,928,527, respectively.


                                    18 & 19

                                  MuniYield Quality Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  3,867,048         $ 42,968,459
Financial futures contracts ..........          (6,731,051)          (1,470,625)
                                              ------------         ------------
Total ................................        $ (2,864,003)        $ 41,497,834
                                              ============         ============
--------------------------------------------------------------------------------

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $42,996,256, of which $43,894,587 related to appreciated securities and $898,331 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $608,924,413.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.349%; Series B, 1.45%; Series C, 1.40%; and Series D, 1.50%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $246,754 as commissions.

5. Distributions to Shareholders:

On November 7, 2002, a tax-exempt income dividend of $.078500 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

-----------------------------------------------------------------------------
                                                 10/31/2002       10/31/2001
-----------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $30,568,601      $32,012,451
  Ordinary income ......................             198,018               --
                                                                  -----------
Total distributions ....................         $30,766,619      $32,012,451
                                                 ===========      ===========
-----------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  6,193,612
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           6,193,612
Capital loss carryforward ...............................          (7,974,254)*
Unrealized gains--net ...................................          37,026,532**
                                                                 ------------
Total accumulated earnings--net .........................        $ 35,245,890
                                                                 ============
-----------------------------------------------------------------------------

* On October 31, 2002, the Fund had a net capital loss carryforward of $7,974,254, of which $4,695,349 expires in 2008 and $3,278,905 expires in
      2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002


                                    20 & 21

                                  MuniYield Quality Fund, Inc., October 31, 2002

OFFICERS AND DIRECTORS

                                                                                                           Number of
                                                                                                         Portfolios in    Other
                                      Position(s)  Length                                                 Fund Complex Directorships
                                          Held     of Time                                                Overseen by    Held by
Name               Address & Age       with Fund   Served   Principal Occupation(s) During Past 5 Years     Director     Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.      P.O. Box 9011             President  1999 to  Chairman, Americas Region since 2001, and       117 Funds      None
Glenn*        Princeton, NJ 08543-9011  and        present  Executive Vice President since 1983 of Fund  162 Portfolios
              Age: 62                   Director   and      Asset Management, L.P. ("FAM") and Merrill
                                                   1992 to  Lynch Investment Managers, L.P. ("MLIM");
                                                   present  President of Merrill Lynch Mutual Funds since
                                                            1999; President of FAM Distributors, Inc.
                                                            ("FAMD") since 1986 and Director thereof
                                                            since 1991; Executive Vice President and
                                                            Director of Princeton Services, Inc.
                                                            ("Princeton Services") since 1993; President
                                                            of Princeton Administrators, L.P. since 1988;
                                                            Director of Financial Data Services, Inc.
                                                            since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President
              of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Number of
                                                                                                         Portfolios in    Other
                                      Position(s)  Length                                                 Fund Complex Directorships
                                          Held     of Time                                                Overseen by    Held by
Name               Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years     Director     Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
James H.      P.O. Box 9011             Director   1995 to  Director and Executive Vice President, The      42 Funds       None
Bodurtha      Princeton, NJ 08543-9011             present  China Business Group, Inc. since 1996.        61 Portfolios
              Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills    P.O. Box 9011             Director   2002 to  Member of Committee on Investment of Employee   42 Funds     Kimco
              Princeton, NJ 08543-9011             present  Benefit Assets of the Association for         61 Portfolios  Realty
              Age: 67                                       Financial Professionals since 1986.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.    P.O. Box 9011             Director   1992 to  John M. Olin Professor of Humanities,           42 Funds       None
London        Princeton, NJ 08543-9011             present  New York University since 1993.               61 Portfolios
              Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Andre F.      P.O. Box 9011             Director   1992 to  George Gund Professor of Finance and Banking,   42 Funds       None
Perold        Princeton, NJ 08543-9011             present  Harvard School of Business since 2000;        61 Portfolios
              Age: 50                                       Finance Area Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Roberta       P.O. Box 9011             Director   1999 to  Shareholder, Modrall, Sperling, Roehl,          42 Funds     Cooper's,
Cooper Ramo   Princeton, NJ 08543-9011             present  Harris & Sisk, P.A. since 1993.               61 Portfolios  Inc.; ECMC,
              Age: 60                                                                                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.     P.O. Box 9011             Director   2002 to  Principal of STI Management since 1994;         42 Funds       None
Salomon, Jr.  Princeton, NJ 08543-9011             present  Director of Rye Country Day School            61 Portfolios
              Age: 66                                       since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Melvin R.     P.O. Box 9011             Director   2002 to  Director, Silbanc Properties, Ltd.(real         42 Funds       None
Seiden        Princeton, NJ 08543-9011             present  estate, investment and consulting)            61 Portfolios
              Age: 72                                       since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.    P.O. Box 9011             Director   2002 to  Chairman, Fernwood Advisors since 1996.        42 Funds      Interna-
Swensrud      Princeton, NJ 08543-9011             present                                                61 Portfolios  tional
              Age: 69                                                                                                    Mobile
                                                                                                                         Communi-
                                                                                                                         cations,
                                                                                                                         Inc.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                      Position(s)  Length
                                          Held     of Time
Name               Address & Age       with Fund   Served*                Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.     P.O. Box 9011             Vice       1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke         Princeton, NJ 08543-9011  President  present  since 1999; Senior Vice President and Treasurer of Princeton Services
              Age: 42                   and        and      since 1999; Vice President of FAMD since 1999; Vice President of FAM and
                                        Treasurer  1999 to  MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
                                                   present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.    P.O. Box 9011             Senior     2002 to  Managing Director of FAM and MLIM since 1997.
Jacob         Princeton, NJ 08543-9011  Vice       present
              Age: 51                   President
------------------------------------------------------------------------------------------------------------------------------------
John M.       P.O. Box 9011             Senior     2002 to  Managing Director of FAM and MLIM since 2000 and First Vice President
Loffredo      Princeton, NJ 08543-9011  Vice       present  from 1997 to 2000.
              Age: 38                   President
------------------------------------------------------------------------------------------------------------------------------------
Michael       P.O. Box 9011             Vice       2000 to  Vice President of MLIM since 1999.
Kalinoski     Princeton, NJ 08543-9011  President  present
              Age: 32
------------------------------------------------------------------------------------------------------------------------------------
Alice A.      P.O. Box 9011             Secretary  1999 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
Pellegrino    Princeton, NJ 08543-9011             present  from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
              Age: 42                                       with Kirkpatrick & Lockhart LLP from 1992 to 1997.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank
and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agents

Common Stock:

EquiServe Trust
Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQY


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #16352--10/02